UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 23, 2019

Wyndham Hotels & Resorts, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38432	82-3356232
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

22 Sylvan Way
Parsippany, NJ	07054
(Address of Principal	(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address,

if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WH	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.                            Other Events.

On October 23, 2019, Wyndham Hotels & Resorts, Inc. included a posting on its website, www.investor.wyndhamhotels.com, announcing, among other things, an agreement with CorePoint Lodging Inc. to collaborate on a number of new technology and operating initiatives, support CorePoint’s efforts to enhance its portfolio and resolve open issues between the two companies.  A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                            Financial Statements and Exhibits.

(d) Exhibits.  The following exhibit is furnished with this report:

Exhibit No.	Description

Exhibit 99.1	Announcement of Agreement with CorePoint Lodging Inc.

WYNDHAM HOTELS & RESORTS, INC.
CURRENT REPORT ON FORM 8-K
Report Dated October 23, 2019

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Announcement of Agreement with CorePoint Lodging Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM HOTELS & RESORTS, INC.

Date: October 23, 2019
	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer